UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2020
YETI HOLDINGS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-38713 (Commission File Number)	45-5297111 (IRS Employer Identification No.)
7601 Southwest Parkway Austin, Texas (Address of principal executive offices)	78735 (Zip Code)

Registrant’s telephone number, including area code (512) 394-9384
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	YETI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2020, the Board of Directors (the “Board”) of YETI Holdings, Inc. (“YETI”) increased the size of the Board to nine members and appointed Frank D. Gibeau as a director to fill the resulting vacancy, effective immediately. Mr. Gibeau was assigned as a Class I director and will serve for an initial term ending at YETI’s 2022 Annual Meeting of Stockholders. The Board also appointed Mr. Gibeau to the Audit Committee of the Board, having determined that he satisfies all applicable requirements to serve on such committee.

Mr. Gibeau is not a party to any arrangement or understanding with any person pursuant to which he was appointed as a director, nor is he a party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving YETI or any of its subsidiaries.

For his service on the Board as a non-employee director, Mr. Gibeau will receive compensation in the same manner as YETI’s other non-employee directors, including a pro-rated automatic initial restricted stock unit grant, in accordance with the YETI Non-Employee Director Compensation Policy, which was filed as Exhibit 10.20 to YETI’s Registration Statement on Form S-1 initially filed with the Securities and Exchange Commission on September 27, 2018 (as amended, the “Registration Statement”).

YETI will enter into an indemnification agreement with Mr. Gibeau in substantially the same form as the Form of Director and Officer Indemnification Agreement, which was filed as Exhibit 10.21 to the Registration Statement.

A copy of the press release announcing Mr. Gibeau’s appointment is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by YETI Holdings, Inc., dated February 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YETI HOLDINGS, INC.

Date: February 3, 2020	By:	/s/ Bryan C. Barksdale
	Name:	Bryan C. Barksdale
	Title:	Senior Vice President,
General Counsel and Secretary